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The right choice for the long term(sm)

American High-Income Municipal Bond Fund

Understanding municipals and your fund

[cover photograph: close-up of construction worker welding beam with commercial buildings as a backdrop]

Annual report for the year ended July 31, 2002


AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R)

American High-Income Municipal Bond Fund is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American High-Income Municipal Bond Fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest without limits in bonds subject to the alternative minimum tax.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2002 (the most recent calendar quarter):

                                                         Lifetime
                                 1 year   5 years     (Since 9/26/94)

CLASS A shares                   +1.64%   +4.39%          +6.51%
reflecting 3.75% maximum sales charge

Results before October 1996 reflect the effect of a voluntary fee waiver, without which returns would have been lower.


The fund's 30-day yield for Class A shares as of August 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 4.72%, which is equivalent to a taxable yield of 7.69%. The fund's distribution rate for Class A shares as of that date was 4.90%. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 3. Please see page 33 for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal.


FELLOW SHAREHOLDERS:

During the past fiscal year, concerns regarding the strength of the U.S. economy significantly influenced municipal bond prices. The effect on the market was twofold: Interest rates tumbled to historic lows as growth prospects dimmed, and high-quality bonds benefited most from investors clamoring for safe havens.

For the 12 months ended July 31, 2002, American High-Income Municipal Bond Fund recorded a total return of 5.1%. This return exceeded the 4.4% average of the 72 high-yield municipal debt funds measured by Lipper for the same period, but it fell short of the 6.7% return posted by the unmanaged Lehman Brothers Municipal Bond Index, which measures the investment grade market and does not include expenses. The higher return of the index reflects its preponderance of high- quality debt and investors' preference for those securities during this period.

Monthly dividends paid to shareholders of the fund totaled 82.8 cents a share for the fiscal year. Those who reinvested dividends realized an income return of 5.5%, which is equivalent to a taxable return of 9.0% for investors in the 38.6% tax bracket. Shareholders who elected to receive dividends in cash recorded an income return of 5.4%, equivalent to a taxable return of 8.8%.

A RISK-AVERSE CLIMATE

The municipal market traced several paths during the past fiscal year. When the period began on August 1, 2001, the economy was in recession and interest rates were falling, spurred by the Federal Reserve Board's steady reduction in short-term rates. The events of September 11 exacerbated the economy's weakness, and investors fled the equity markets, while interest rates moved even lower. This further boosted bond prices, especially for high-quality, short-term and intermediate debt.

This scenario changed in early November when prospects for an economic rebound began to emerge. Interest rates rose abruptly on fears that inflation soon would follow; bond prices suffered as a result. In March of 2002, interest rates rose once more, and bond prices retreated further.

This weakness proved short-lived, however, as new worries about the economy and corporate governance overtook the market in April. Once again, bonds rallied as interest rates descended to levels not seen in nearly 40 years. Though this momentum persisted through the end of July, not all bonds benefited. Indeed, the municipal market increasingly divided along credit lines, with general obligation bonds and similar high-quality debt garnering most of the gains for the year, while lower rated bonds languished from waning investor interest.

HOW THE FUND FARED

When the economy is heading for a solid recovery, lower rated, high-yield bonds frequently enjoy steady price improvements. Rising economic growth tends to diminish some of the risk attached to these bonds, because growth strengthens revenues, which helps support debt payments. Unfortunately, this has not occurred in the tepid recovery we have so far experienced. Instead, investor worries about the health of corporate America have restrained corporate bond prices. This has impacted so-called "corporate munis" - municipal revenue bonds that are supported by corporate entities. (For more about revenue bonds, please see our feature article on page 4, "Understanding municipals and your fund.") This weakness impacted airport and airline debt held by the fund, as well as some of the fund's industrial development bonds, electric utility and pollution control bonds. Although these bonds are a relatively small percentage of the portfolio's holdings, they nonetheless pressured returns this past year and contributed to the modest decline in the fund's share price, which slipped to $15.28 a share by year end from $15.35 at the start.

[Begin Sidebar]
RESULTS AT A GLANCE (WITH DISTRIBUTIONS REINVESTED FOR PERIODS ENDED JULY 31,
2002)

                                  TOTAL RETURN          AVERAGE ANNUAL              LIPPER RANKING*
                                                        COMPOUND RETURN

1 year                            +5.1%                 -                           22 of 72
5 years                           +26.8                 +4.86%                      3 of 43
Lifetime (since 9/26/94)          +71.0                 +7.08                       2 of 29

*Rankings are based on total return versus comparable high-yield municipal debt funds, according to Lipper. Rankings do not reflect the effect of sales charges.
[End Sidebar]

Despite these pressures, American High-Income Municipal Bond Fund continued to deliver a steady stream of relatively high current income and compiled a solidly positive total return for the year. These results were helped by the fund's ongoing investments in hospital bonds and life care debt, two sectors of the municipal market that appreciated over the past 18 months after several years of weakness. Some of these bonds were purchased in the late 1990s when investors broadly shunned hospital debt; however, our research indicated that increased medical reimbursements and organizational restructuring could help to boost this sector over time. The fund's carefully selected investments in land-secured bonds also continued to bolster results during the year. Our research into real estate markets helped us to identify opportunities in the life care and land-secured debt sectors. Additionally, the portfolio counselors pursued a somewhat defensive strategy by increasing holdings in high-quality bonds, notably insured bonds and general obligation debt, which served the fund well during the recent rally. As a result, investment-grade debt rose to 54.1% of portfolio holdings from 45.8% last year.

Despite current concerns about the economy, the municipal market continues to thrive, attracting scores of new investors and generating numerous investment opportunities. New issuance of municipal debt reached record levels in the past fiscal year and was met with hearty demand. With interest rates lingering near historic lows, we believe that the lagging high-yield segment of the municipal market could soon begin to attract more attention and interest. As always, finding the best names and those bonds with the most potential for income and appreciation drives our investment process. This search carries us to every sector of the municipal market and every state in the union, as evidenced in the array of holdings listed in the portfolio (see page 9). We believe our rigorous research methods and extensive market knowledge can help to protect shareholders in troubled markets and support our record of attractive returns over the long term.

Finally, we extend our welcome to the many new shareholders who have joined the fund this year. We understand the value of each dollar you invest and strive to protect it with every decision we make. We value the trust of all our fellow shareholders and thank you for your ongoing support.

Cordially,

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Mark R. Macdonald
Mark R. Macdonald
President

September 17, 2002


[Begin Sidebar]
TAX-FREE YIELDS VS. taxable yields

To use the table below, find your estimated 2002 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 5.03% tax-free distribution rate in July.

For example, a couple with a taxable income of $172,000 is subject to a federal tax rate of 35.0%. In this bracket, the fund's 5.03% distribution rate is equivalent to a 7.74% return on a taxable investment. Investors in the highest tax bracket (38.6%) would need a taxable distribution rate of 8.19% to match the fund's distribution rate.

If your taxable income/1/ is...                             ...then your          As of 7/31/02,
                                                       federal tax           the fund's tax-
                                                       rate/2/ is...         exempt distribution
                                                                             rate of 5.03%/3/
                                                                             is equivalent to
                                                                             a taxable rate of...

Single                       Joint

$0-6,000                     $0-12,000                 10.0%                 5.59%

6,001-27,950                 12,001-46,700             15.0                  5.92

27,951-67,700                46,701-112,850            27.0                  6.89

67,701-141,250               112,851-171,950           30.0                  7.19

141,251-307,050              171,951-307,050           35.0                  7.74

Over 307,050                 Over 307,050              38.6                  8.19


/1/2002 federal tax brackets used are projected.
/2/Based on 2002 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
/3/Distribution rate based on the average offering price for the month of July. [End Sidebar]


THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown
(For the period September 26, 1994 to July 31, 2002, with dividends reinvested) [mountain chart]

               The fund      The fund at          Lehman Brothers              Lipper High-Yield
               at net        maximum              Municipal Bond               Municipal Debt
               asset value   offering price       Index/1/                     Funds Average/3/
               (without      (with 3.75%
               any sales     sales charge
               charge)       deducted)/2/


9/26/94        10,000        9,625                10,000                       10,000

10/31/94       9,886         9,513                9,822                        9,863

1/31/95        10,287        9,899                10,139                       10,081

4/30/95        10,760        10,354               10,566                       10,465

7/31/95        11,162        10,741               10,910                       10,739

10/31/95       11,534        11,099               11,280                       11,060

1/31/96        11,904        11,455               11,665                       11,434

4/30/96        11,692        11,251               11,406                       11,176

7/31/96        12,108        11,652               11,630                       11,381

10/31/96       12,452        11,983               11,923                       11,675

1/31/97        12,687        12,208               12,113                       11,864

4/30/97        12,863        12,378               12,162                       11,963

7/31/97        13,484        12,975               12,822                       12,541

10/31/97       13,714        13,197               12,936                       12,726

1/31/98        14,123        13,590               13,338                       13,118

4/30/98        14,181        13,646               13,293                       13,135

7/31/98        14,435        13,890               13,591                       13,388

10/31/98       14,645        14,093               13,973                       13,639

1/31/99        14,758        14,201               14,224                       13,812

4/30/99        14,827        14,267               14,217                       13,842

7/31/99        14,669        14,116               13,982                       13,646

10/31/99       14,375        13,833               13,725                       13,249

1/31/2000      14,191        13,656               13,708                       13,033

4/30/2000      14,524        13,976               14,086                       13,293

7/31/2000      14,905        14,343               14,585                       13,563

10/31/2000     15,142        14,571               14,893                       13,755

1/33/2001      15,455        14,873               15,529                       13,988

4/30/2001      15,730        15,137               15,547                       14,074

7/31/2001      16,268        15,654               16,054                       14,514

10/31/2001     16,482        15,861               15,458                       14,712

1/30/2002      16,439        15,819               16,445                       14,644

4/30/2002      16,686        16,056               16,636                       14,787

7/31/2002      17,098        16,453               17,132                       15,093


[end chart]

/1/The index is unmanaged and does not reflect sales charges, commissions or expenses.
/2/Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments.
/3/Calculated by Lipper. The average does not reflect sales charges.


OTHER SHARE CLASS RESULTS (UNAUDITED)
CLASS B, CLASS C, CLASS F AND CLASS R-5
Returns for periods ended June 30, 2002 (the most recent calendar quarter):

                                                                   1 YEAR            LIFE OF CLASS

CLASS B SHARES

Reflecting applicable contingent deferred
sales charge (CDSC), maximum of 5%,
payable only if shares are sold within
six years of purchase                                              -0.15%            +5.01%/1/
Not reflecting CDSC                                                +4.84             +6.64/1/
CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable
only if shares are sold within one year
of purchase                                                        +3.69             +5.29/2/
Not reflecting CDSC                                                +4.69             +5.29/2/
CLASS F SHARES
Not reflecting annual asset-based fee charged
by sponsoring firm                                                 +5.43             +5.94/3/

CLASS R-5 SHARES
Results for Class R-5 shares are not shown because of the brief time between their introduction on July 15, 2002, and the end of the period.

/1/Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/Average annual compound return from March 15, 2001, when Class C shares were first sold.
/3/Average annual compound return from March 19, 2001, when Class F shares were first sold.



UNDERSTANDING MUNICIPALS AND YOUR FUND

[photo collage: freeway intersection; blueprint; construction workers manuevering large underground pipe]

[photo: Brenda Ellerin]
[Begin Caption]
Brenda Ellerin, portfolio counselor
11 years with Capital and American Funds
[End Caption]

[photo: close-up of construction worker welding beam with commercial buildings as a backdrop]

The municipal bond market has grown considerably over the past year, sparked by the low interest rate environment and a growing need for capital. New issue volume in the second half of calendar 2001 set a record that was topped in the first six months of 2002. The total for these back-to-back periods ($310 billion) surpassed the record set in calendar 1993. Municipal debt outstanding now exceeds $1.7 trillion. The recent strength of the market is also reflected in American High-Income Municipal Bond Fund. During the past fiscal year, the fund's shareholder accounts have increased 39%, while assets under management grew 35%.

As the municipal market grows, it becomes more complex and diverse. Prudent bond investing increasingly requires greater knowledge of the market, its participants, traditions and traits. On the following pages, we provide an overview of the municipal market with insights from the fund's portfolio counselors, Brenda Ellerin, David Hoag and Neil Langberg. We also discuss some of the advantages this fund has over individual bond holdings and how our research and experience have added value for shareholders.

[Begin Sidebar]
 "The municipal market is multifaceted and full of small deals." - Brenda [End Sidebar]

Although the municipal bond market accounts for less than 10% of all public and private debt outstanding in the United States, according to the Bond Market Association, it has numerous participants. The municipal market boasts some 50,000 issuing entities - more than six times the number of stocks listed in the U.S. market. Municipal issuers encompass state and local governments, their authorities or special districts, and even corporations. These entities issue bonds for a wide variety of purposes including road construction, housing, hospitals and airports, or simply to replenish government coffers.

While these bonds employ a multitude of financial structures, there are fundamentally two types of municipal debt: the general obligation bond (G.O.s) and the revenue bond. G.O.s rely on the taxing power (sometimes without limit) of the municipal issuer to secure the debt. This taxing power varies significantly from the state to the local level and from one region of the country to another. Consequently, the safety of these bonds depends greatly on the economic and financial strength of the issuing government and its constituency. These bonds constitute only a small portion (about 5%) of the fund's holdings.

The second basic type of municipal debt is the revenue bond. These bonds are typically issued to finance a project or enterprise, and bondholders are generally compensated from the revenues generated by the project or its users. In most instances, these bonds offer higher yields than G.O.s because they often have a more complicated structure and contain a higher level of risk. Because of the fund's high-income objective, revenue bonds compose the bulk of its holdings and contribute significantly to its diversity and high returns. The table on page 6 offers a sampling of some common types of revenue bonds, all of which are represented in the fund's portfolio.

[Begin Sidebar]
"Apart from the mortgage market, municipals are probably the most complex. This is both a problem and an opportunity." - David
[End Sidebar]

[Begin Sidebar]
A SAMPLING OF REVENUE BONDS

Listed below are descriptions of various revenue bonds that can be found in the fund's portfolio, which begins on page 9. These bonds are rarely direct obligations of the issuing municipality. Instead, the credit strength of these bonds usually depends on those who benefit from the use of the funds: industrial and commercial companies, not-for-profits, even individuals who may be assessed special taxes or fees.

ELECTRIC UTILITY REVENUE BONDS

These bonds rely on the revenues produced by an electric generating plant or similar facility. A public utility or a private investor-owned utility (or a joint venture of both parties) may issue these bonds, usually for construction of the generating plant. Revenues may depend on the demand for power once the project is completed.

HOSPITAL REVENUE BONDS

The payment for hospital revenue bonds usually depends on federal and state reimbursement programs (i.e., Medicaid and Medicare), coverage by commercial insurers and HMOs, and individual patient payments.

INDUSTRIAL DEVELOPMENT REVENUE BONDS

These bonds are issued for various industrial or commercial operations such as a manufacturing plant. These bonds typically rely on payments made by the corporations or businesses that use the facilities.

LIFE CARE/CONTINUING CARE RETIREMENT COMMUNITY (CCRC) BONDS

These bonds are issued to construct long-term residential facilities for senior citizens. Initial lump-sum payments made by residents and operating revenues typically secure this debt.

MULTI-FAMILY HOUSING REVENUE BONDS

These bonds are primarily issued to construct multi-family dwellings for low-income households. Some of these bonds are secured by federally insured mortgages or rents from the projects.

Pollution control revenue bonds

These bonds are issued to upgrade pollution controls on plants and facilities. The security for these bonds frequently rests on the earnings strength of the company that operates the plant.

RESOURCE RECOVERY BONDS

Resource recovery operations convert solid waste into marketable energy and recoverable products, which helps to lessen landfills. The security for these bonds derives from fees paid by garbage haulers who use the facility, revenues from recovered materials such as aluminum or steel scrap, and from sales of energy (steam or electricity) produced by the facility.

SINGLE FAMILY HOUSING BONDS

Mortgages and mortgage loan repayments on single family homes provide security for these loans. Additionally, some bonds are backed by the Federal Housing Administration (FHA), the Veterans Administration (VA) or private mortgage insurance.

TAX ASSESSMENT BONDS

Also referred to as "dirt bonds," this debt is issued to provide the infrastructure (roads, sewer and water) for planned residential and commercial developments. Land owners are assessed special taxes, which service the bond payments, but the underlying security is the property itself.

TOBACCO SETTLEMENT BONDS

This new breed of securities derives from the historic 1998 Master Settlement Agreement between states and the tobacco companies. Payments pledged by tobacco companies to the states provide the underlying security for these bonds. Although some states have designated these funds for health-related initiatives, others have issued these bonds to plug budget gaps.
[End Sidebar]

[photo: David Hoag]
[Begin Caption]
David Hoag, portfolio counselor
10 years with Capital and American Funds
[End Caption]

Beyond the distinction between revenue and G.O. bonds lies a market of diverse financing packages and credit arrangements that are not always transparent to investors. Some of these packages can enhance the appeal of a bond. So-called "double-barreled" securities contain elements of both a general obligation and a revenue bond. "Refunded bonds" may be either type of bond that has not yet been redeemed, but which essentially has been secured with proceeds from another bond issue that are used to fund an escrow account. Importantly, most municipal bonds are callable, which means they can be retired before maturity, usually at a predetermined date and price. Unfortunately, this can create headaches for investors who rely on the income of a single bond, or a mere handful of bonds.

The diversity of financial structures helps municipalities tailor debt to specific purposes, but it can sometimes create difficulties for investors. David Hoag cautions, "Project finance is one area where the average investor can really get confused or misled. These bonds are typically issued to fund a plant or facility, but just because a city or state name is on the bond doesn't mean that it's guaranteed by that entity." In most cases, the user of the facility, such as a manufacturer, a utility or an airline, is responsible for servicing the debt. The quality of these issues therefore relies on the credit strength of the user, not the municipality. "This is one area where we can add tremendous value for shareholders," explains Brenda, "because we rigorously evaluate the feasibility of the project and assess the credit strength of the user."

Assessing the value of these bonds and other revenue-dependent debt is a daunting task for any investor. Municipal issuers are not required to file quarterly disclosures, as is the practice for equity issuers. Additionally, while most investment-grade municipal bonds are rated, those below investment grade - high-yield bonds - are often not rated. "Most municipals will offer an annual report," David notes, "but the financial statements are often six months old, and they contain nowhere near the details found in corporate disclosure. Moreover, once you have the financials, you have to know how to read them and interpret them." Even then, thorough analysis requires going beyond the numbers. Often, the financials raise questions that need to be addressed by phone calls, meetings with management, on-site inspections and cross referencing with other professionals. Brenda adds, "The process may be laborious, but it serves the fund by narrowing our selection to bonds that we believe offer the best long-term value -the best credit opportunities we can identify."

[photo: Neil Langberg]
[Begin Caption]
Neil Langberg, portfolio counselor
23 years with Capital and American Funds
[End Caption]

[photo: blueprint]
[Begin Sidebar]
 "We have the opportunity to look at most of the trades in the marketplace." - Neil
[End Sidebar]

On a typical Monday, Brenda, David and Neil gather in a conference room to discuss the municipal market with bond traders and research analysts of Capital Research and Management Company, the fund's adviser. An important agenda item at these meetings is the "calendar" - a schedule of expected new bond issues. Regular reviews of the calendar help identify potentially attractive issues for the fund and help the portfolio counselors keep abreast of market trends. As bond structures become more varied and complex, the calendar affords an opportunity to compare new issues with older issues and evaluate the relative merits of each.

As every careful consumer knows, comparison shopping is the key to finding value. In addition to the calendar, our bond traders provide daily quotes on a wide array of issues trading in the marketplace. Amassing and maintaining this data provides a crucial backdrop for making investment decisions. Where careful research and analysis serve to identify the quality of a bond and its issuer, consistent monitoring of the marketplace helps us to identify value.

Size can also affect the value of a bond. The average size of a municipal bond issue in the first half of 2002 was $24.7 million. By contrast, the average corporate bond issue is several hundred million dollars, and billion dollar deals are increasingly common. The size of a deal can directly affect its liquidity, and that may impact value. Individual investors may not consider liquidity when purchasing individual bonds, but that could pose a problem should the investor need to sell before the bond matures.

Investing in high-yield municipal debt presents particular challenges. These bonds, which are frequently less liquid than high-quality general obligation bonds, require more sophisticated analysis, may demand a larger participation size than most individuals can afford and tend to attract a smaller audience than their investment-grade counterparts. For shareholders in American High-Income Municipal Bond Fund, the first two limitations are overcome by the size of the fund and its professional management. Furthermore, the portfolio counselors regularly mitigate the effects of illiquidity by limiting exposure to any particular issue and by constantly monitoring the market, which allows them to better assess the salability of each issue. Our market knowledge and purchasing power add value for shareholders. Brenda sums it up, saying, "Our transaction costs are much lower than retail investors pay and we're able to search the market for the best deals possible - credits that could well be upgraded and increase in value."

[Begin Sidebar]
"We offer extra diversification by geography and type of financing." - Neil [End Sidebar]

Across the country, tax revenues have been shrinking as a result of the recent recession. As Neil recently observed, "Lots of states are now looking at big budget deficits that may take years to whittle down." Additionally, a strong housing market, aging infrastructure, heightened airport security and the graying of the population have each accelerated the demands on municipalities and states. This sharply higher need for more financing has occurred in a favorable interest rate environment, prompting a rush to the market by a host of governments seeking to refinance old debt and secure funds for new enterprises. Although desperate for funds, municipalities are also eager to manage their budgets through more sophisticated and complex deals.

[Begin Sidebar]
WHO ISSUES MUNICIPAL BONDS?

                                                     1ST HALF 2002         2001                  2000

New issue volume* ($ billions)                       $161.9                $286.3                $200.2


Principal municipal issuers and the amount they issued as a percent of total volume.

State governments                                    10.3%                 10.7%                 10.4%

State agencies                                       30.2                  27.8                  33.0

Municipalities                                       36.6                  39.7                  35.5

Local authorities                                    18.3                  18.7                  17.8

Public colleges                                      2.8                   2.0                   1.9

Direct issuers                                       1.8                   1.1                   1.4

Type of bonds issued as a percent of the volume issued.

General obligation bonds                             38.5%                 35.6%                 32.7%

Revenue bonds                                        61.5                  64.4                  67.3


*New issue volumes do not include short-term (less than one year) debt.
Sources: The Bond Buyer; Thompson Financial Securities Data.

WHO OWNS MUNICIPAL BONDS?

Holders of the $1.7 trillion in municipal debt outstanding March 31, 2002.

Households                                               33.8%

Money market funds                                       16.1

Bond mutual funds                                        15.4

Insurance companies                                      12.6

Commercial banks & savings institutions                  7.2

Bank personal trusts                                     6.3

Closed-end funds                                         4.3

Nonfinancial corporate businesses                        2.5

Others                                                   1.8


Sources: The Bond Buyer; Federal Reserve Board, Flow of Funds Accounts, Flows and Outstandings.
[End Sidebar]

[photo: side of office building]

Investors are suddenly faced with a wealth of choices, but the yields they offer are notably lower than they were a few years ago. In this low interest rate environment, high-yield municipal bonds are especially attractive. As part of a larger portfolio of investments, returns on high-yield municipal debt can help cushion weakness in equity investments and supplement the meager returns of money market instruments. That the income is free from regular federal taxes only adds to the appeal of these bonds. Furthermore, Neil notes, "You don't need to be in a high tax bracket to find municipals attractive." Indeed, high-yield municipal bonds offer benefits for a wide range of investors. Brenda adds, "They are a little less volatile than many other types of bonds; they tend to be less sensitive to interest rate changes; and their historical default rate is lower than for corporate bonds."

Because high-yield bonds cut across all state lines and employ complex financial structures, they can be difficult to access for the average investor. American High-Income Municipal Bond Fund facilitates the process. Its portfolio encompasses more than 400 issues from some 43 states, providing a level of diversity that would be nearly impossible for the average individual to achieve. This diversity helps to limit the impact of an issue that may encounter trouble, or market volatility affecting a particular sector or region. As importantly, the fund's portfolio counselors manage these holdings with an understanding of the municipal market that can only be attained from years of in-depth research and daily monitoring. Given the growth and sophistication of the municipal market, this knowledge is vital to protecting shareholder assets and delivering attractive returns.

[pie chart]
Quality Ratings

AAA            12.0%
AA               8.4
A                9.3
BBB             24.4
BB              22.4
B               14.7
CCC or less      0.1
Cash & equivale  8.7
[end chart]

American High-Income Municipal Bond
Investment portfolio, July 31, 2002


                                                                                        Principal    Market
                                                                                           amount     value
Fixed income securities - 91.28%                                                            (000)     (000)

Alabama  -  0.78%
Special Care Fac. Fncg. Auth. of the City of Huntsville -                                   $6,000    $6,045
 Carlton Cove, Retirement Fac. Rev. Bonds (Carlton Cove,
 Inc. Project), Series 2001, 8.125% 2031
21st Century Auth., Tobacco Settlement Rev. Bonds,                                           1,000       990
Series 2000, 5.75% 2020


Alaska  -  1.58%
Industrial Dev. and Export Auth., Revolving Fund Ref.                                        1,775     1,935
Bonds, Series 2002A, AMT, MBIA insured, 5.50% 2010
Municipality of Anchorage, G.O. and Ref. Bonds,                                              4,190     4,249
Series B, MBIA insured, 3.00% 2003
Northern Tobacco Securitization Corp., Tobacco
Settlement Asset-Backed Bonds:
 Series 2000, 6.20% 2022                                                                     1,815     1,848
 Series 2001, 5.375% 2021 (expected maturity 2012)                                           6,500     6,122


Arizona  -  0.70%
Student Loan Acquisition Auth., Student Loan Rev. Ref.                                       1,675     1,817
Bonds, Series 1999A-1, AMT, 5.45% 2011
Industrial Dev. Auth. of the County of Navajo, Industrial                                    3,600     3,531
Dev. Rev. Bonds (Stone Container Corp. Project),
Series 1997, AMT, 7.20% 2027
Industrial Dev. Auth. of the County of Pima, Education                                       1,000       997
Rev. Bonds (Charter Schools Project), Series 2002E,
7.25% 2031


California  -  6.70%
G.O. Bonds, 5.00% 2021                                                                       2,500     2,501
Pollution Control Fncg. Auth., AMT:
 Solid Waste Disposal Ref. Rev. Bonds (USA Waste Services,                                   4,000     4,006
 Inc. Project), Series 1998A, 5.10% 2018 (put 2008)
 Solid Waste Rev. Bonds (Keller Canyon Landfill Co.                                          3,000     2,764
Project), BFI Corp., Guarantee, Series 1992, 5.80% 2016
Rural Home Mortgage Fin. Auth., Single Family Mortgage                                         215       225
Rev. Bonds (Mortgage-Backed Securities Program), Series
1995B, AMT, 7.75% 2026
Statewide Communities Dev. Auth., Apartment Dev. Rev.
Ref. Bonds (Irvine Apartment Communities, LP):
 Series 1998A-1, AMT, 5.05% 2025 (put 2008)                                                  7,000     7,387
 Series 1998A-3, 5.10% 2025 (put 2010)                                                       3,000     3,153
City of Antioch, Public Fncg. Auth., 1998 Reassessment                                       1,420     1,535
Rev. Bonds, Subordinated Series B, 5.80% 2011
City of Chino Hills, Community Facs., Special Tax Bonds:
 Dist. No. 9 (Rincon Village Area), Series 1998, 6.45% 2023                                  1,775     1,806
 Dist. No. 10 (Fairfield Ranch), 6.95% 2030                                                  1,000     1,064
County of El Dorado, Community Facs. Dist. No. 1992-1                                          995     1,040
(El Dorado Hills Dev.), Series 1999 Special Tax Bonds,
6.125% 2016
City of Fontana, Community Facs. Dist. No. 12 (Sierra                                        1,000     1,072
Lakes), Special Tax Bonds, Series 1999, 6.50% 2015
Long Beach Aquarium of the Pacific, Rev. Bonds (Aquarium
 of the Pacific Project), Series 1995A (Preref. 2005):
 6.10% 2010                                                                                  1,000     1,124
 6.125% 2015                                                                                 2,500     2,811
 MBIA insured, 6.125% 2015                                                                   1,000     1,124
 6.125% 2023                                                                                 1,500     1,686
 MBIA insured, 6.125% 2023                                                                   2,500     2,811
City of Los Angeles:
 Multi-family Housing Rev. Bonds (GNMA Collateralized -                                        500       529
Ridgecroft Apartments Project), Series 1997E, AMT,
 6.00% 2017
 Regional Airports Improvement Corp., Facs. Sublease
Rev. Bonds, American Airlines, Inc. Terminal 4 Project
(Los Angeles International Airport), AMT:
  7.50% 2024                                                                                 1,000       932
  Series 2002C, 7.00% 2012                                                                   1,000       936
County of Los Angeles, Capital Asset Leasing Corp.,                                            500       515
Cert. of Part. (Marina del Rey), Series 1993A, 6.25% 2003
Community Facs. Dist. No. 2001-1 of the County of Orange                                     1,000     1,012
(Ladera Ranch), Series 2002A, Special Tax Bonds, 6.00% 2025
Pleasanton Joint Powers Fncg. Auth., Subordinate                                               925       928
Reassessment Rev. Bonds, Series 1993B, 6.125% 2002
City of Poway, Community Facs. Dist. No. 88-1 (Parkway                                       2,800     3,066
Business Centre), Special Tax Ref. Bonds, Series 1998,
 6.75% 2015
County of Sacramento, Laguna Creek Ranch/Elliott Ranch
Community Facs. Dist. No. 1, Improvement Area No. 2
Special Tax Ref. Bonds (Elliott Ranch):
 6.125% 2014                                                                                   250       269
 6.30% 2021                                                                                    500       522
San Bernardino Joint Powers Fncg. Auth., 2002 Tax                                            1,000     1,015
Allocation Ref. Bonds (Secured by a Junior Lien on
Certain Tax Increment Revenues Pledged Under
Senior Loan Agreements), 6.625% 2026
County of San Diego, Reassessment Dist. No. 97-1
(4-S Ranch), Limited Obligation Improvement Bonds:
 6.00% 2009                                                                                    995     1,026
 6.25% 2012                                                                                    995     1,026
Redev. Agcy. of the City and County of San Francisco,                                        1,000       811
Residential Fac. Rev. Bonds (Coventry Park Project),
Series 1996A, AMT, 8.50% 2026
Community Facs. Dist. No. 99-1 (Talega) of the Santa                                         2,390     2,532
Margarita Water Dist., Series 1999 Special Tax
Bonds, 6.10% 2014
South Tahoe Joint Powers Fncg. Auth. (South Tahoe
Redev. Project Area No. 1):
 Rev. Ref. Bonds, Series 1995B, 6.25% 2020                                                   1,000     1,033
 Subordinate Bond Anticipation Notes:
  Series 1999A, 7.30% 2007                                                                   5,500     5,845
  Series 1999B, 7.30% 2007                                                                   1,000     1,063
Community Facs. Dist. No. 88-12 of the City of                                                 940       978
Temecula (Ynez Corridor), Special Tax Ref.
Bonds, Series 1998A, 5.35% 2009


Colorado  -  3.67%
Health Facs. Auth.:
 (The Evangelical Lutheran Good Samaritan                                                    1,000     1,089
Society Project), Series 2000, 6.60% 2016
 Rev. Bonds (Sisters of Charity Health Care                                                  1,000     1,079
Systems, Inc.), Series 1991A, 5.375% 2010
Housing and Fin. Auth., Single Family Program
Senior Bonds, AMT:
 Series 1995A, 8.00% 2025                                                                      280       290
 Series 1995B-1, 7.90% 2025                                                                    210       219
 Series 1997B-2, 7.00% 2026                                                                    465       482
City and County of Denver, Airport System Rev.                                                 885       912
Bonds, Series 1992C, AMT, 6.75% 2013
EagleBend Affordable Housing Corp., Multi-family
Housing Project Rev. Ref. Bonds, Series 1997A:
  6.20% 2012                                                                                 1,000     1,020
  6.45% 2021                                                                                 2,000     1,976
EagleBend Dowd Affordable Housing Corp., Multi-family
Housing Project Rev. Bonds, Series 1998A:
  6.53% 2024                                                                                 1,665     1,635
  6.53% 2029                                                                                 1,320     1,286
  6.63% 2039                                                                                 2,950     2,857
Eagle County, Bachelor Gulch Metropolitan Dist.,                                             3,500     3,665
G.O. Bonds, Series 1999, 6.70% 2019
E-470 Public Highway Auth. Senior Rev. Bonds                                                 7,500       712
(Capital Appreciation Bonds), Series 2000B, 0% 2034
Lincoln Park Metropolitan Dist. (Douglas County),                                            3,000     3,037
G.O. Limited Tax Ref. and Improvement Bond, Series 2001,
 7.75% 2026
North Range Metropolitan Dist. No.1 (City of                                                 1,000       985
 Commerce City),Adams County, Limited Tax G.O. Bonds,
 Series 2001, 7.25% 2031
Rampart Range Metropolitan Dist. No. 1 (City of Lone                                         7,660     7,672
Tree), Rev. Bonds (Rampart Range Metropolitan Dist.
No. 2 Project), Series 2001, 7.75% 2026
Vista Ridge Metropolitan Dist. (Weld County),                                                4,110     4,128
Limited Tax G.O. Bonds, Series 2001, 7.50% 2031


Connecticut  -  2.27%
Dev. Auth., Pollution Control Rev. Ref. Bonds
(The Connecticut Light and Power Co. Project):
 Series 1993A, 5.85% 2028                                                                    1,375     1,420
 Series 1993B, AMT, 5.95% 2028                                                               1,500     1,542
Mashantucket (Western) Pequot Tribe,
Special Rev. Bonds: (1)
 Series 1996A:
  6.375% 2004 (escrowed to maturity)                                                           500       548
  6.40% 2011 (Preref. 2007)                                                                  3,470     4,089
  6.40% 2011                                                                                 3,025     3,249
 Series 1997B:
  5.60% 2009                                                                                 1,000     1,066
  5.75% 2018                                                                                 3,000     3,035
Mohegan Tribe of Indians, Gaming Auth. Priority
Distribution Payment, Public Improvement Bonds,
Series 2001:
 6.00% 2016                                                                                  1,200     1,254
 6.25% 2021                                                                                  2,000     2,076
 6.25% 2031                                                                                  2,000     2,056


District of Columbia  -  0.76%
Medlantic Healthcare Group, Inc., Hospital Rev. Ref.                                           880       900
Bonds (Washington Hospital Center Issue), Series
 1992A, 7.00% 2005 (Preref. 2002)
MedStar Health, Inc. Issue, Multimodal Rev. Bonds
 (Georgetown University Hospital and Washington
 Hospital Center Projects):
 Series 2001A, 6.40% 2031 (put 2004)                                                         1,000     1,035
 Series 2001B, 6.625% 2031 (put 2005)                                                        1,000     1,053
 Series 2001C, 6.80% 2031 (put 2006)                                                         1,500     1,601
 Series 2001D, 6.875% 2031 (put 2007)                                                        2,000     2,155


Florida  -  11.77%
Arbor Greene Community Dev. Dist. (City of Tampa,                                              590       599
Hillsborough County), Special Assessment Rev. Bonds,
 Series 2000, 6.50% 2007
Beacon Tradeport Community Dev. Dist. (Miami-Dade
County), Special Assessment Bonds (Industrial Project),
 Series 2002B:
 7.00% 2014                                                                                  1,025     1,037
 7.25% 2033                                                                                  3,000     3,034
Capital Projects Fin. Auth. Rev. Bonds, The Glenridge                                        4,500     4,456
 on Palmer Ranch, Series 2002A, 8.00% 2032
Championsgate Community Dev. Dist., Capital Improvement                                      2,835     2,577
 Rev. Bonds, Series 1998A, 6.25% 2020
The Crossings at Fleming Island Community Dev. Dist.
 (Clay County):
 Special Assessment Bonds, Series 1995, 8.25%                                                4,380     5,069
 2016 (Preref. 2005)
 Special Assessment Ref. Bonds, Series 2000C, 7.10% 2030                                     5,000     5,274
Fleming Island Plantation Community Dev. Dist.                                               1,000     1,061
 (Clay County), Series 2000B, 7.375% 2031
Greyhawk Landing Community Dev. Dist., Special
 Assessment Bond:
 Series A, 7.00% 2033                                                                        1,000     1,013
 Series B, 6.25% 2009                                                                        1,000     1,007
The Groves Community Dev. Dist. (Pasco County),                                              3,365     3,394
 Special Assessment Rev. Bonds, Series 2000B, 7.625% 2008
Harbor Bay Community Dev. Dist. (Hillsborough County),                                       4,000     4,035
Capital Improvement Rev. Bonds, Series 2001B, 6.35% 2010
Heritage Isles Community Dev. Dist., Special Assessment
Rev. Bonds:
 Hillsborough County, Series 1998A, 5.75% 2005                                               1,275     1,271
 5.90% 2006                                                                                  1,000       999
Heritage Palms Community Dev. Dist. (Fort Myers),
Capital Improvement Rev. Bonds:
 Series 1998, 5.40% 2003                                                                       900       897
 Series 1999, 6.25% 2004                                                                     1,260     1,267
Heritage Pines Community Dev. Dist. (Pasco County),                                            700       693
Capital Improvement Rev. Bonds, Series 1998B,
 5.50% 2005
Heritage Springs Community Dev. Dist. (Pasco County),                                          205       206
 Capital Improvement Rev. Bonds, Series 1999B, 6.25% 2005
Lake Ashton Community Dev. Dist. (City of Lake Wales,
Polk County), Capital Improvement Rev. Bonds:
 Series 2001A, 7.40% 2032                                                                    1,000     1,015
 Series 2001B, 6.40% 2011                                                                    1,000     1,004
Lake Powell Residential Golf Community Dev. Dist.                                            6,025     6,062
(Bay County), Special Assessment Rev. Bonds, Series
 2000B, 7.00% 2010
Lakewood Ranch Community Dev. Dist. 5 (Manatee County),
 Special Assessment Rev. Bonds:
 Series 2001A, 6.70% 2031                                                                      925       928
 Series 2001B, 6.00% 2011                                                                    1,770     1,767
Lee County Industrial Dev. Auth., Healthcare
Facs. Rev. Bonds:
 Cypress Cove at Healthpark Florida, Inc. Project,                                           2,500     2,320
Series 1997A, 6.25% 2017
 Shell Point/Alliance Obligated Group, Shell Point
Village Project, Series 1999A:
  5.25% 2007                                                                                 1,000     1,038
  5.50% 2009                                                                                 1,000     1,041
  5.75% 2011                                                                                   500       521
  5.75% 2013                                                                                 1,410     1,445
  5.75% 2015                                                                                   500       503
  5.50% 2021                                                                                 3,800     3,531
  5.50% 2029                                                                                 1,500     1,352
Solid Waste System Rev. Ref. Bonds, Series 2001,
AMT, MBIA insured:
  5.25% 2009                                                                                 1,500     1,629
  5.625% 2013                                                                                4,000     4,374
Marshall Creek Community Dev. Dist. (St. Johns County),                                      3,020     3,149
Special Assessment Bonds, Series 2000A, 7.65% 2032
Meadow Pointe II, Community Dev. Dist. (Pasco County),                                       1,095     1,095
Capital Improvement Rev. Bonds, Series 1998B, 5.50% 2005
Meadow Pointe III, Community Dev. Dist. (Pasco County),                                      2,265     2,226
Capital Improvement Rev. Bonds, Series 2001A, 6.85% 2033
North Springs Improvement Dist., Special Assessment Bonds,                                   1,000     1,046
Parkland Isles Project, Series 1997A, 7.00% 2019
Northern Palm Beach County Improvement Dist., Water
Control and Improvement Bonds:
 Unit of Dev. No. 9A, Series 1996A:
   6.80% 2006                                                                                  790       851
   7.30% 2027                                                                                1,500     1,599
 Unit of Dev. No. 9B, Series 1999, 5.85% 2013                                                  945       979
Ocean Highway and Port Auth., Solid Waste/Pollution                                          1,305     1,281
Control Rev. Ref. Bonds, Series 1996 (Jefferson
Smurfit Corp. (U.S.) Project), 6.50% 2006
City of Orlando, Special Assessment Rev. Bonds                                               3,250     3,194
(Conroy Road Interchange Project), Series 1998A,
 5.80% 2026
Palm Beach County, Health Facs. Auth. Retirement                                             3,230     3,254
Community Rev. Bonds (Adult Communities Total
Services, Inc. Obligated Group), Series 1996,
5.625% 2020
Pine Air Lakes Community Dev. Dist., Collier County,                                         2,500     2,532
Special Assessment Rev. Bonds, Series 2002, 7.25% 2033
River Ridge Community Dev. Dist. (Lee County), Capital                                         740       734
Improvement Rev. Bonds, Series 1998, 5.75% 2008
South-Dade Ventura Community Dev. Dist. (Homestead),                                         4,000     4,027
Special Assessment Rev. Bonds, Series 2002, 6.90% 2033
Stoneybrook West Community Dev. Dist. (City of Winter                                        1,135     1,152
Garden, Orange County), Special Assessment Rev. Bonds,
Series 2000B, 6.45% 2010
University Place Community Dev. Dist. (Manatee County),                                      2,535     2,539
 Series 2001B, 6.10% 2007
Urban Orlando Community Dev. Dist. (City of Orlando),
Capital Improvement Rev. Bonds, Series 2001A:
 6.40% 2010                                                                                  4,780     4,787
 6.95% 2033                                                                                  3,500     3,530
Waterlefe Community Dev. Dist. (Manatee County),                                             1,280     1,289
Capital Improvement Rev. Bonds, Series 2001B, 6.25% 2010


Georgia  -  0.67%
City of Atlanta, Tax Allocation Bonds (Atlantic Station
Project), Series 2001:
 7.75% 2014                                                                                  1,000     1,007
 7.90% 2024                                                                                  5,000     5,036


Idaho  -  1.48%
Housing and Fin. Association, AMT:
 Single Family Mortgage Bonds:
  Series 1998B-2, 5.20% 2011                                                                   710       737
  Series 1999B-2, 5.00% 2013                                                                   830       858
  Series 1999D-3, 5.15% 2013                                                                   870       891
  Series 1999G-2, 5.75% 2014                                                                   445       467
  Series 2001B-III, 5.75% 2020                                                               2,760     2,886
  Series 2001F-111, 5.30% 2021                                                               1,865     1,871
  Series 2002C-III, 5.50% 2021                                                               1,625     1,654
 Single Family Mortgage Subordinate Bonds:
  Series 1997H-2, 5.40% 2010                                                                 1,045     1,093
  Series 1997I-2, 5.55% 2010                                                                   650       687
 Single Family Programs Disclosure Report, Series                                            2,000     2,018
 1978A, 5.40% 2021


Illinois  -  6.64%
Build Illinois Bonds (Sales Tax Rev. Bonds), Illinois                                        1,500     1,615
FIRST, Series of September 2001, 5.375% 2016
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds                                             3,035     2,958
(Waste Management, Inc. Project), Series 1997,
 AMT, 5.05% 2010
Educational Facs. Auth., Student Housing Rev.
Bonds, Educational Advancement Fund, Inc. (University
 Center Project), Series 2002:
 6.625% 2017                                                                                 2,000     2,166
 6.00% 2022                                                                                  1,000       996
 6.25% 2030                                                                                  6,000     6,044
Health Facs. Auth.:
 Rev. Bonds:
  Alexian Brothers Health System, Series 1999,                                               1,000       993
 FSA insured, 5.125% 2028
  Centegra Health System, Series 1998:
   5.50% 2008                                                                                1,000     1,072
   5.25% 2014                                                                                1,500     1,513
  Edward Hospital Obligated Group, Series 2001A,                                             1,500     1,599
 FSA insured, 5.50% 2017
  Fairview Obligated Group Project, Series 1992A,                                            2,675     2,744
 9.50% 2022 (Preref. 2002)
  Friendship Village of Schaumburg,                                                          2,000     1,703
Series 1997A, 5.25% 2018
  Lutheran Senior Ministries Obligated Group -                                               3,000     3,042
Lutheran Hillside Village Project,
Series 2001A, 7.375% 2031

  OSF Healthcare System, Series 1999, 6.25% 2019                                             1,500     1,590
 Ref. Rev. Bonds:
  Advocate Health Care Network, Series 1997A:
   5.70% 2011                                                                                  500       537
   5.80% 2016                                                                                2,000     2,111
  Edward Hospital Project, Series 1993A, 6.00% 2019                                          1,000     1,022
  Fairview Obligated Group Project, Series 1995A:
   6.25% 2003                                                                                1,245     1,267
   7.40% 2023                                                                                3,130     3,151
City of Chicago:
 G.O. Bonds (Emergency Telephone System), Ref.                                               1,000     1,065
 Series 1999, FGIC insured, 5.25% 2020
 Chicago O'Hare International Airport, AMT:
  Second Lien Passenger Fac. Charge Rev. Bonds,
 AMBAC insured:
   Series 2001C, 5.50% 2015                                                                  4,030     4,303
   Series 2001E, 5.50% 2016                                                                  2,340     2,475
  Special Facs. Rev. Ref. Bonds (United Air                                                  7,875     2,402
 Lines, Inc. Project), Series 1999B, 5.20% 2011
 Midway Airport Rev. Bonds, Series 2001A, FSA                                                2,000     2,131
 insured, AMT, 5.50% 2015
 School Reform Board of Trustees of the Board of                                             1,000     1,004
 Education of the City of Chicago, Unlimited Tax
G.O. Bonds (Dedicated Tax Rev.), Series 1997A,
AMBAC insured, 5.25% 2030
Metropolitan Pier and Exposition Auth., McCormick                                            3,350     1,712
Place Expansion Project Bonds, Series 1992A,
 FGIC insured, 0% 2016
Village of Montgomery, Kane and Kendall Counties,                                            4,000     4,313
Special Assessment Improvement Bonds (Lakewood
Creek Project), Series 2001, 7.75% 2030
Village of Robbins, Cook County, Resource
Recovery Rev. Bonds (Robbins Resource Recovery
Partners, L.P. Projects), AMT:
 Series 1999A, 8.375% 2016 (2)                                                               3,950        28
 Series 1999B, 8.375% 2016 (2)                                                               1,545        11
 Series 1999C, 7.25% 2009                                                                      521       246
 Series 1999C, 7.25% 2024                                                                    2,650     1,156
 Series 1999D, 0% 2009                                                                       1,230       228
Community Unified School Dist. Number 365-U,                                                 3,500     2,357
Will County (Valley View), G.O. Capital
Appreciation School Bonds, Series 2002,
 FSA insured, 0% 2011


Indiana  -  0.59%
Dev. Fin. Auth. Rev. Ref. Bonds, Exempt Fac.                                                 1,000       393
-Inland Steel, 5.75% 2011
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity                                        2,805     2,902
Obligated Group), Series 1999D, 5.25% 2016
City of East Chicago, Pollution Control Rev. Ref.                                            2,000       793
Bonds, Inland Steel Co. Project No. 11, Series
 1994, 7.125% 2007
Indianapolis Airport Auth., Special Fac. Rev. Bonds                                          2,500     1,250
 (United Air Lines, Inc., Indianapolis Maintenance
Center Project), Series 1995A, AMT, 6.50% 2031


Iowa  -  0.57%
Fin. Auth., Ref. Rev. Bonds (Trinity Health Credit                                           2,000     2,156
Group), Series 2000B, AMBAC insured, 6.00% 2027
Tobacco Settlement Auth., Asset-Backed Bonds,
 Series 2001B:
 5.50% 2011                                                                                  1,000     1,026
 5.50% 2014                                                                                  2,000     2,011


Kansas  -  0.11%
Lenexa Health Care Fac. Rev. Bonds, Lakeview                                                 1,000       998
 Village Inc., Series C, 6.875% 2032


Kentucky  -  1.51%
Econ. Dev. Fin. Auth.:
 Health System Rev. Bonds (Norton Healthcare,
 Inc.), Series 2000A:
  6.50% 2020                                                                                 2,000     2,055
  6.625% 2028                                                                                1,000     1,027
 Hospital System Ref. and Improvement Rev. Bonds
(Appalachian Regional Healthcare, Inc.
Project), Series 1997:
  5.60% 2008                                                                                 1,000       953
  5.80% 2012                                                                                 1,000       919
  5.85% 2017                                                                                 7,000     6,242
City of Ashland, Sewage and Solid Waste Rev. Bonds,                                          2,200     2,323
 Series 1995 (Ashland Inc. Project), AMT,
 7.125% 2022


Louisiana  -  2.48%
Health Education Auth., Rev. Ref. Bonds (Lambeth
 House Project):
 Series 1996, 9.00% 2026 (Preref. 2006)                                                      1,850     2,342
 Series 1998A, 6.20% 2028                                                                    5,000     4,479
Parish of Morehouse, Pollution Control Rev. Ref.                                             2,500     2,571
 Bonds, Series 2001A, 5.25% 2013
Settlement Auth., Asset-Backed Bonds, Series 2001B,                                          9,275     8,716
 5.50% 2030 (Preref. 2013)
Parish of West Feliciana:
 Pollution Control Rev. Bonds (Gulf States Utilities                                         1,500     1,541
 Co. Project), Series 1984-II, 7.70% 2014
 Pollution Control Rev. Ref. Bonds (Entergy Gulf States,                                     2,500     2,580
 Inc. Project), Series 1999A, 5.65% 2028 (put 2004)


Maine  -  0.55%
Health and Higher Educational Facs. Auth.,
 Rev. Bonds, Piper Shores Issue, Series 1999A:
 7.50% 2019                                                                                  1,000     1,028
 7.55% 2029                                                                                  2,000     2,035
Housing Auth., Mortgage Purchase Bonds, Series                                               1,700     1,782
 2000C, AMT, 5.95% 2020


Maryland  -  1.22%
Anne Arundel County:
 Econ. Dev. Corp., Rev. Bonds (Golf Course System),                                          1,000     1,001
 Series 2001, 8.25% 2028
 Special Obligation Bonds (Arundel Mills Project),                                           1,000     1,080
 Series 1999, 7.10% 2029
Frederick County, Special Obligation Bonds (Urbana                                           3,000     3,092
 Community Dev. Auth.), Series 1998, 6.625% 2025
Housing Opportunities Commission of Montgomery County,
 Multi-family Rev. Bonds (Strathmore Court at White                                          1,000     1,119
 Flint), 1994 Issue A-2 (Preref. 2004):
 7.50% 2027                                                                                    950     1,063
Housing Auth. of Prince George's County, Mortgage Rev.                                       1,000     1,036
Bonds, Series 1997A (GNMA Collateralized - Langley
 Gardens Apartments Project), 5.75% 2029
Prince George's County :
 Dimensions Health Corp. Issue, Project and Ref. Rev.                                        1,250       653
 Bonds, Series 1994, 5.375% 2014
 Woodview Village Phase II - Subdistrict, Rev.                                               2,000     2,005
 Bonds, 7.00% 2032


Massachusetts  -  2.20%
G.O. Bonds, Consolidated Loan of 2001, Series D, 5.50% 2017                                  5,000     5,615
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste                                         1,000     1,092
Management, Inc. Project), Series 1999B, AMT,
 6.90% 2029 (put 2009)
Health and Educational Facs. Auth., Rev. Bonds, Partners                                     1,000     1,112
 HealthCare System Issue, Series C, 6.00% 2015
Industrial Fin. Agcy.:
 Resource Recovery Rev. Ref. Bonds (Ogden Haverhill                                          6,300     5,426
 Project), Series 1998A, AMT, 5.30% 2009
 Rev. Bonds, Edgewood Retirement Community Project,                                          5,400     6,640
 Series 1995A, 9.00% 2025 (Preref. 2005)


Michigan  -  5.98%
State Cert. of Part. (New Center Development Inc.),                                          2,380     2,559
 MBIA insured, 5.375% 2016
Hospital Fin. Auth.:
 Hospital Rev. Bonds (The Detroit Medical Center
 Obligated Group), Series 1998A:
  5.125% 2018                                                                                1,550     1,343
  5.25% 2028                                                                                   500       409
 Hospital Rev. Ref. Bonds:
  Genesys Health System Obligated Group, Series 1995A:
   8.00% 2005 (escrowed to maturity)                                                         2,000     2,351
   8.10% 2013 (Preref. 2005)                                                                 1,100     1,317
   7.50% 2027 (Preref. 2005)                                                                 2,265     2,629
  Hackley Hospital Obligated Group, Series 1998A, 5.30% 2013                                 1,000       995
  Pontiac Osteopathic, Series 1994A:
   5.375% 2006                                                                               2,075     2,047
   6.00% 2014                                                                                2,500     2,344
   6.00% 2024                                                                                1,000       861
  Sinai Hospital of Greater Detroit, Series                                                  1,000     1,017
 1995, 6.00% 2008
Housing Dev. Auth., Single Family Mortgage Rev. Bonds,                                       2,110     2,185
 Series 2001A, AMT, MBIA insured, 5.30% 2016
Municipal Bond Auth., Public School Academy Facs.
Program Rev. Bonds (Detroit Academy of Arts and
 Sciences Project), Series 2001A:
 7.90% 2021                                                                                  3,400     3,535
 8.00% 2031                                                                                  2,300     2,399
Strategic Fund Limited Obligation Rev. Bonds (United                                         4,250     4,179
 Waste Systems, Inc. Project), Series 1995, 5.20% 2010
The Econ. Dev. Corp. of the Township of Cornell,                                             1,500     1,525
Environmental Improvement Rev. Ref. Bonds (MeadWestvaco
-Escanaba Paper Co. Project), Series 2002, 5.875% 2018
The Econ. Dev. Corp. of the County of Delta,                                                 2,000     2,043
Environmental Improvement Rev. Ref. Bonds (MeadWestvaco
-Escanaba Paper Co. Project), Series 2002A, 6.25% 2027
City of Detroit Limited Tax G.O. Bonds, Series                                               1,145     1,268
 1995A, 6.40% 2005
City of Flint, Hospital Building Auth.
 (Hurley Medical Center):
 Rev. Ref. Bonds, Series 1998A:
  5.00% 2008                                                                                 2,030     2,008
  5.25% 2016                                                                                 3,035     2,774
 Rev. Rental Bonds, Series 1998B:
  5.375% 2018                                                                                1,000       908
  5.375% 2028                                                                                3,250     2,755
The Econ. Dev. Corp. of the County of Midland,                                               6,865     7,027
Subordinate Pollution Control Limited Obligation
 Rev. Ref. Bonds (Midland Cogeneration Project),
 Series A, AMT, 6.875% 2009
Charter County of Wayne, Airport Rev. Ref. Bonds                                             3,000     3,270
(Detroit Metropolitan Wayne County Airport), Series
 2002D, AMT, FGIC insured, 5.50% 2013


Minnesota  -  1.09%
Minneapolis-St. Paul Metropolitan Airports Commission,                                       2,000     1,714
Special Facs. Rev. Bonds (Northwest Airlines, Inc.
 Project), Series 2001A, AMT, 7.00% 2025
Port Auth. of the City of Saint Paul, Hotel Fac. Rev.                                        8,000     8,077
 Bonds (Radisson Kellogg Project), Series 1999-2,
 7.375% 2029


Mississippi  -  0.12%
G.O. Ref. Bonds, Series 2002A, 5.50% 2018                                                    1,000     1,122


Nebraska  -  0.31%
City of Kearney, Industrial Dev. Rev. Bonds (The Great
Platte River Road Memorial Foundation Project), Series 1998:
 6.75% 2023                                                                                 12,890     1,434
 6.75% 2028                                                                                 12,200     1,357


Nevada  -  3.59%
Housing Division, Single Family Mortgage Bonds:
 Series 1999B-1, 4.95% 2012                                                                    510       525
 Series 1999D-2, AMT, 5.90% 2013                                                             1,225     1,307
Clark County:
 Special Improvement Dist. No. 121 (Southern Highlands
 Area), Local Improvement Bonds, Series 1999:
  7.00% 2009                                                                                 2,500     2,701
  7.50% 2019                                                                                 9,040     9,641
 Special Improvement Dist. No. 132 (Summerlin South
Area (Villages 15A and 18)), Local Improvement
Bonds, Series 2001:
  6.125% 2011                                                                                1,040     1,073
  6.40% 2014                                                                                 1,255     1,294
  6.50% 2015                                                                                 1,000     1,031
  6.875% 2021                                                                                2,550     2,608
City of Henderson:
 Health Fac. Rev. Bonds (Catholic Healthcare West):
  Series 1998A, 5.375% 2026                                                                  2,000     1,775
  Series 1999A, 6.75% 2020                                                                   2,000     2,109
 Local Improvement Dist. No. T-4C (Green Valley Properties),
 Limited Obligation Ref. Bonds, Series 1999A:
  5.75% 2013                                                                                 1,705     1,710
  5.90% 2018                                                                                 1,000       985
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin
 Area), Local Improvement Bonds, Series 2001:
 6.40% 2015                                                                                  1,395     1,438
 6.75% 2021                                                                                  2,000     2,047
Washoe County (Reno-Sparks Convention & Visitors Auth.), G.O.                                4,140     2,091
(Limited Tax) Convention Center, Capital Appreciation Bonds,
 FSA insured, 0% 2016


New Hampshire  -  0.40%
Business Fin. Auth., Pollution Control Rev. Ref. Bonds (Public                               2,000     2,015
 Service Co. of New Hampshire Project - 1992 Tax-Exempt
 Series D), AMT, 6.00% 2021
Health and Education Facs. Auth., Exeter Hospital Obligated                                  1,000     1,009
 Group Issue, Series 2001A, 5.75% 2031
Housing Fin. Auth., Single Family Mortgage Acquisition Rev.                                    565       596
 Bonds, Series 1997D, AMT, 5.60% 2012


New Jersey  -  3.54%
Econ. Dev. Auth.:
 Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation                                       3,750     4,570
Improvement Dist. Project (City of Elizabeth), Series
 1998A, 6.375% 2031 (Preref. 2014)
 First Mortgage Rev. Fixed-Rate Bonds:
  Fellowship Village Project, Series 1995A, 9.25%                                            2,000     2,362
 2025 (Preref. 2005)
  Winchester Gardens at Ward Homestead Project,
 Series 1996A:
   8.50% 2016                                                                                1,000     1,070
   8.625% 2025                                                                               3,000     3,204
 First Mortgage Rev. Bonds (Fellowship Village
 Project), Series 1998C:
  5.50% 2018                                                                                 1,000       959
  5.50% 2028                                                                                 1,500     1,386
 First Mortgage Rev. Ref. Bonds (Fellowship
 Village Project):
  Series 1998A:
   5.10% 2008                                                                                1,250     1,265
   5.20% 2009                                                                                1,000     1,009
   5.30% 2010                                                                                1,000     1,005
  Tax-Exempt Term Bonds:
   5.50% 2018                                                                                1,000       959
   5.50% 2025                                                                                1,000       928
 Retirement Community Rev. Bonds:
  Cedar Crest Village, Inc. Fac.:
   Series A, 7.25% 2031                                                                      2,250     2,245
   Series 2001B, 5.50% 2006                                                                  1,345     1,314
  Seabrook Village, Inc. Fac., Series 2000A, 8.25% 2030                                      9,000     9,533


New Mexico  -  0.87%
Dona Ana County, Improvement Dist. Bonds
 (Santa Teresa Improvement Dist.):
 Airport Road Business Center, Phase III,                                                    2,215     2,215
 Series 2001A, 8.375% 2021
 Border Industrial Park, Phase I & II,                                                       5,560     5,559
 Series 2001B, 8.875% 2021


New York  -  3.42%
Dormitory Auth.:
 Cert. of Part., City University of New York                                                 1,475     1,651
 (John Jay College of Criminal Justice Project
 Ref.), 6.00% 2006
 Mental Health Services Fac. Improvement Rev.                                                1,930     2,070
 Bonds, Series 1998C, 5.00% 2010
Housing Fin. Agcy.:
 Health Facs. Rev. Bonds (New York City),                                                    1,000     1,112
Series 1996A Ref., 6.00% 2006
 Service Contract Obligation Rev. Ref. Bonds,                                                  800       862
 Series 1997C, 5.10% 2009
Metropolitan Transportation Auth., State Service                                             2,000     2,001
 Contract Ref. Bonds, Series 2002A, 5.125% 2024
City of New York, G.O. Bonds:
 Fiscal 2001 Series F:
  5.00% 2008                                                                                 2,000     2,136
  5.00% 2009                                                                                 2,510     2,671
 Fiscal 2002 Series B, 5.50% 2012                                                            3,000     3,259
 Fiscal 2002 Series C, 5.25% 2021                                                            1,720     1,733
New York City Industrial Dev. Agcy., AMT:
 Industrial Dev. Rev. Bonds (Brooklyn Navy Yard                                              2,000     2,141
 Cogeneration Partners, L.P. Project), Series 1997,
 6.20% 2022
 Solid Waste Disposal Rev. Bonds (1995 Visy Paper (NY),                                      1,700     1,715
 Inc. Project), 7.55% 2005
Onondaga County Industrial Dev. Agcy., Solid Waste Disposal                                  1,500     1,551
 Fac. Rev. Ref. Bonds (Solvay Paperboard LLC Project),
 Series 1998, AMT, 6.80% 2014
Port Auth. of New York and New Jersey, Special Project
 Bonds, Series 4, AMT, KIAC Partners Project:
 7.00% 2007                                                                                  1,500     1,597
 6.75% 2011                                                                                  4,000     4,207
Suffolk County Industrial Dev. Agcy., Continuing Care                                        2,000     2,025
 Retirement Community Rev. Bonds (Peconic Landing at
 Southhold, Inc. Project), Series 2000, 8.00% 2030


North Carolina  -  1.93%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
 Ref. Series 1993B:
  7.25% 2007                                                                                 1,500     1,709
  7.00% 2008                                                                                 1,000     1,140
  6.125% 2009                                                                                3,950     4,341
  6.00% 2026                                                                                 1,000     1,028
 Series 1993C, 7.00% 2007                                                                    1,000     1,130
 Ref. Series 1999A, 5.20% 2010                                                               2,000     2,076
 Ref. Series 1999B:
  5.55% 2014                                                                                 1,000     1,032
  5.70% 2017                                                                                 2,000     2,040
 Series 1999D, 6.75% 2026                                                                    1,000     1,077
Municipal Power Agcy. Number 1, Catawba Electric Rev. Bonds:
 Series 1992, 5.75% 2015                                                                       675       682
 Series 1999B, 6.50% 2020                                                                    1,000     1,068


North Dakota  -  0.10%
Housing Fin. Agcy., Rev. Bonds, Series 1998A, AMT, 5.25% 2018                                  845       858


Ohio  -  1.32%
The Student Loan Funding Corp., Cincinnati, Student                                            145       145
 Loan Rev. Ref. Bonds, Series 1991A, AMT, 7.20% 2003
Water Dev. Auth., Solid Waste Disposal Rev. Bonds                                            4,000     3,678
(Bay Shore Power Project), Series 1998A, AMT, 5.875% 2020
City of Cleveland, Airport Special Rev. Bonds
(Continental Airlines, Inc. Project), AMT:
 Series 1998, 5.375% 2027                                                                    2,750     1,839
 Series 1999, 5.70% 2019                                                                     1,500     1,126
County of Montgomery, Hospital Facs. Rev. Bonds
 (Kettering Medical Center Network Obligated Group),
 Series 1999:
 6.75% 2018                                                                                  1,000     1,072
 6.75% 2022                                                                                  1,000     1,060
County of Richland, Hospital Facs. Rev. Improvement Bonds
(MedCentral Health System Obligated Group), Series 2000B:
 6.375% 2022                                                                                 1,000     1,053
 6.375% 2030                                                                                 1,750     1,835


Oklahoma  -  1.53%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds
 (Langston Community Dev. Corp. Project), Series 2000A:
 7.40% 2017                                                                                  2,710     2,637
 7.75% 2030                                                                                  6,050     5,958
Trustees of the Tulsa Municipal Airport Trust, Rev.                                          6,000     5,249
Bonds, Ref. Series 2001B, AMT, 5.65% 2035 (put 2008)


Oregon  -  1.24%
City of Klamath Falls, Electric Rev. Ref. Bonds
(Klamath Cogeneration Project), Series 1999:
 5.75% 2013                                                                                  2,000     2,020
 5.875% 2016                                                                                 3,500     3,498
 6.00% 2025                                                                                  5,750     5,611


Pennsylvania  -  3.25%
Housing Fin. Agcy., Rev. Bonds, Single Family                                                1,400     1,460
Mortgage, Series 1997-58A, AMT, 5.85% 2017
Allegheny County Hospital Dev. Auth., Health System                                          2,000     2,155
Rev. Bonds (West Penn Allegheny Health System),
 Series 2000B, 9.25% 2030
Erie County, Industrial Dev. Auth., Environmental                                            1,000     1,028
 Improvement Rev. Ref. Bonds (International Paper Co.
 Project), Series A, 4.90% 2009
Lehigh County, General Purpose Auth. Rev. Bonds                                              1,000     1,098
(KidsPeace Obligated Group), ACA-CBI insured, 5.70% 2009
Montgomery County Industrial Dev. Auth., Retirement
Community Rev. Ref. Bonds (ACTS Retirement Communities,
 Inc. Obligated Group):
 Series 1996A, 5.875% 2022                                                                   1,000     1,014
 Series 1996B, 5.75% 2017                                                                    4,000     4,120
Hospitals and Higher Education Facs. Auth. of Philadelphia:
 Frankford Hospital, Series A, 6.00% 2014                                                      500       528
 (escrowed to maturity)
 Hospital Rev. Bonds (Temple University                                                      1,000     1,013
 Hospital), Series 1997, 5.70% 2009
Philadelphia Auth. for Industrial Dev., Rev.
 Bonds (Cathedral Village Project), Series 1998:
 5.30% 2007                                                                                  1,145     1,149
 5.50% 2010                                                                                  1,000       984
Scranton-Lackawanna Health and Welfare Auth.,
 City of Scranton, Lackawanna County, Hospital
 Rev. Bonds (Moses Taylor Hospital Project), Series 1997:
 5.75% 2006                                                                                  1,585     1,548
 5.80% 2007                                                                                  1,680     1,647
 5.90% 2008                                                                                  1,730     1,683
 6.00% 2009                                                                                    940       907
 6.10% 2011                                                                                  2,005     1,899
 6.20% 2017                                                                                  1,000       883
Westmoreland County:
 Health Care Fac. Rev. Bonds (Redstone Presbyterian                                          4,000     4,216
 SeniorCare Obligated Group), Fixed Rate Rev.
 Bonds, Series 2000B, 8.125% 2030
 Industrial Dev. Auth., Variable Rate Rev. Bonds                                             2,000     1,978
(National Waste and Energy Corp.; Valley Landfill
Expansion Project), Series 1993, AMT, 5.10% 2018
 (put 2009)


Rhode Island  -  0.62%
Health and Educational Building Corp., Hospital
Fncg. Rev. Bonds, Lifespan Obligated Group
 Issue, Series 2002:
 6.375% 2021                                                                                 2,000     2,004
 6.50% 2032                                                                                  1,500     1,507
Housing and Mortgage Fin. Corp., Homeownership                                               2,000     2,045
Opportunity Bonds, Series 9-B-1, AMT, 5.55% 2013


South Carolina  -  1.62%
Georgetown County, Pollution Control Rev. Ref.                                               1,000     1,024
Bonds (International Paper Company Projects),
 Series 1999A, 5.125% 2012
Piedmont Municipal Power Agcy., Electric Rev.                                                6,000     5,874
 Bonds, 1999A Ref. Series, 5.25% 2015
Tobacco Settlement Rev. Management Auth., Tobacco Settlement                                 4,500     4,487
 Asset-Backed Bonds, Series 2001B, 6.00% 2022
York County, Pollution Control Facs. Rev. Bonds                                              3,000     3,183
(Bowater Inc. Project), Series 1990, AMT, 7.625% 2006


Tennessee  -  1.80%
Health, Educational and Housing Facs.,
Hospital Rev. Bonds, Series 2002:
 Board of the County of Shelby (Methodist                                                    3,000     3,052
 Healthcare), 6.00% 2020
 Board of the County of Sullivan (Wellmont
 Health System Project):
  6.75% 2015                                                                                 1,520     1,680
  6.25% 2022                                                                                 1,950     1,977
  6.25% 2032                                                                                 2,000     2,015
Fort Sanders Alliance Obligated Group, The Health,                                           1,000     1,165
Educational and Housing Facs. Board of the County of
Knox, Hospital Rev. Bonds, Series 1990A,
 MBIA insured, 6.25% 2013
Memphis-Shelby County Airport Auth., Special Facs.                                           5,085     5,243
 Rev. Bonds (Federal Express Corp.), Series 2002,
 5.05% 2012
Health and Educational Facs. Board of the Metropolitan                                       1,160     1,001
 Government of Nashville and Davidson County, Rev.
 Ref. Bonds, Series 1998, 5.65% 2024

Texas  -  7.27%
Alliance Airport Auth., Inc., Special Facs., Rev.
 Bonds (American Airlines, Inc. Project),
 Series 1990, AMT:
 7.00% 2011                                                                                  1,500     1,316
 7.50% 2029                                                                                  1,000       825
Bell County Health Facs. Dev. Corp., Retirement Fac.                                         1,000       931
 Rev. Bonds (Buckner Retirement Services, Inc.
 Obligated Group Project), Series 1998, 5.25% 2028
Brazos River Auth., AMT:
 Collateralized Pollution Control Rev. Ref. Bonds                                            2,000     2,025
 (Texas Utilities Electric Co. Project), Series
 1995B, 5.05% 2030 (put 2006)
 Pollution Control Rev. Ref. Bonds (TXU Electric                                             9,375     9,645
 Company Project), Series 2001C, 5.75% 2036 (put 2011)
Brazos River Harbor Navigation District of Brazoria                                          7,500     7,653
 County, Environmental Facs. Rev. Bonds (The Dow Chemical
 Co. Project), Series 2002A, AMT, 5.20% 2033 (put 2008)
Industrial Dev. Corp. of Port of Corpus Christi, Rev.
 Ref. Bonds (Valero Refining and Marketing Co. Project):
 Series 1997D, AMT, 5.125% 2009                                                              5,250     5,412
 Series 1998C, 5.40% 2018                                                                    1,000       995
Cities of Dallas and Fort Worth, Dallas/Fort Worth
 International Airport, Joint Rev. Improvement and
Ref. Bonds, Series 2001A, AMT, FGIC insured:
 5.625% 2011                                                                                 2,000     2,217
 5.75% 2015                                                                                  1,185     1,292
Donna Independent School Dist. (Hidalgo County),                                             1,000     1,032
Unlimited Tax School Building Bonds, Series
 1998, 5.20% 2018
Fort Worth International Airport Fac. Improvement                                            3,000     2,617
 Corp., American Airlines, Inc., Rev. Ref. Bonds,
 Series 2000C, AMT, American Airlines insured,
 6.15% 2029 (put 2007)
Harris County Health Facs. Dev. Corp.:
 Hospital Rev. Bonds (Memorial Hermann Healthcare                                            4,100     4,323
 System), Series 2001A, 6.375% 2029
 Rev. Bonds (St. Luke's Episcopal Hospital), Series 2001A:
  5.625% 2014                                                                                1,500     1,626
  5.50% 2020                                                                                 2,850     2,922
Hidalgo County Health Services Corp., Hospital Rev.
 Bonds (Mission Hospital, Inc. Project), Series 1996:
 7.00% 2008                                                                                  2,365     2,487
 6.75% 2016                                                                                  1,000     1,009
City of Houston, Airport System Subordinate Lien,
 Rev. Ref. Bonds, AMT:
 Series 1998B, FGIC insured, 5.25% 2012                                                      1,000     1,055
 Series 2001A, FGIC insured, 5.50% 2015                                                      2,855     3,055
 Series 2002A, FSA insured, 5.625% 2018                                                      1,825     1,931
Sam Rayburn Municipal Power Agency, Rev. Ref. Bonds:
 5.125% 2017                                                                                 2,000     2,020
 6.00% 2021                                                                                    750       757
San Antonio Airport System Rev. Improvement Bonds,                                           1,000     1,086
 AMT, FGIC insured, 5.75% 2016
San Antonio Independent School Dist., Unlimited Tax                                          1,500     1,646
 Ref. Bonds, Series 2001B, 5.375% 2013
Tarrant County Health Facs. Dev. Corp., Hospital Rev.
 Bonds (Baylor Health Care System Project), Series 2002A:
 5.00% 2019                                                                                  2,500     2,493
 5.25% 2022                                                                                  2,000     1,994
Tomball Hospital Auth., Rev. Ref. Bonds,                                                     1,140     1,147
 Series 1993, 6.125% 2023


Utah  -  1.66%
Housing Corp., Single Family Mortgage Bonds, AMT:
 Series 2001E, 5.20% 2018                                                                    2,500     2,541
 Series 2001F, 4.95% 2018                                                                    2,000     2,002
 Series 2002B, 5.30% 2018                                                                    1,000     1,024
 Series 2002D, 5.00% 2018                                                                    1,500     1,515
Housing Fin. Agcy., Single Family Mortgage
 Bonds, AMT, Class III:
 Series 1997G-2, 5.60% 2010                                                                    670       711
 Series 1998G-2, 4.90% 2012                                                                    750       778
 Series 1999B-2, 5.10% 2012                                                                    880       922
 Series 1999C-3, 5.60% 2013                                                                  1,155     1,223
 Series 2002C-2, FHA insured, 5.25% 2018                                                     3,500     3,591
 Federally insured or Guaranteed Mortgage Loans,                                               610       650
1999 Issue D, 5.60% 2013


Virginia  -  1.81%
Industrial Dev. Auth., AMT:
 County of Charles City, Tax-Exempt Adjustable Mode                                          1,000     1,047
 Solid Waste Disposal Rev. Bonds (Waste Management,
 Inc.), Series 2002, 6.25% 2027 (put 2012)
 County of Henrico, Solid Waste Disposal Rev. Bonds                                            500       473
 (Browning-Ferris Industries of South Atlantic, Inc.
 Project), Series 1995, 5.30% 2011 (put 2005)
Dulles Town Center Community Dev. Auth. (Loudoun                                             4,000     4,027
County), Special Assessment Bonds (Dulles Town
Center Project), Series 1998, 6.25% 2026
Fairfax County Econ. Dev. Auth., Retirement Community
 Rev. Bonds (Greenspring Village, Inc. Fac.), Series 1999A:
 6.75% 2012                                                                                  1,500     1,596
 7.50% 2029                                                                                  4,000     4,205
Gateway Community Dev. Auth. (Prince William County),                                        2,000     1,991
Special Assessment Bonds, Series 1999, 6.25% 2026
Heritage Hunt Commercial Community Dev. Auth. (Prince                                          988     1,039
William County), Special Assessment Bonds,
 Series 1999B, 7.00% 2029
Pocahontas Parkway Association, Route 895
 Connector Toll Road Rev. Bonds, Series 1998A:
 5.25% 2008                                                                                  1,100       991
 5.00% 2011                                                                                  1,000       841


Washington  -  0.30%
Health Care Facs. Auth. Rev. Bonds (Group Health                                             1,500     1,649
Cooperative of Puget Sound), Series 2001, AMBAC
 insured, 5.375% 2012
Port of Seattle, Rev. Bonds, Series B, AMT,                                                  1,000     1,091
 FGIC insured, 5.50% 2010


Wisconsin  -  1.26%
Health Educational Facs. Auth. Rev. Bonds (Froedtert &                                       1,000     1,073
Community Health Obligated Group), Series 2001, 5.625% 2013
Housing and Econ. Dev. Auth.:
 Home Ownership Rev. Bonds, Series 1998A, 5.375% 2017                                        1,400     1,456
 Housing Rev. Bonds, Series 1993B, AMT, 5.30% 2006                                           1,000     1,037
City of Oconto Falls, Community Dev. Auth., Dev. Rev.
Bonds (Oconto Falls Tissue, Inc. Project),
 Series 1997, AMT:
 7.75% 2022                                                                                  8,600     6,901
 8.125% 2022 (1)                                                                               970       805


                                                                                                     820,242


                                                                                        Principal    Market
                                                                                           amount     value
Short-term securities - 7.58%                                                               (000)     (000)


Clark County, Nevada, Adjustable Rate Airport System,                                       $2,690    $2,690
Subordinate Lien Rev. Bonds, Series 1995A-1,
 1.25% 2025  (3)
Delaware County Industrial Dev. Auth., Pennsylvania,                                         2,000     2,000
 Variable Rate Demand Solid Waste Rev. Bonds (Scott Paper
 Co. Project), Series 1984C, 1.35% 2018 (3)
State of Florida, Jacksonville Econ. Dev. Commission,                                        2,000     2,000
 Health Care Facs. Rev. Bonds (Mayo Clinic
Jacksonville), Series 2000B, 1.30% 10/2/2002
Gulf Coast Waste Disposal Auth., Texas, Environmental                                        2,000     2,000
 Facs. Rev. Bonds (ExxonMobil Project), Series
 2001B, AMT, 1.50% 2025 (3)
City of Houston, Texas, Tax and Rev. Anticipation                                            3,000     3,042
 Notes, Series 2002, 3.00% 6/30/2003
Howard County, Maryland, Consolidated Public                                                 3,000     3,000
Improvement, Commercial Paper Bond Anticipation
 Notes, Series C, 1.20% 8/1/2002
State of Indiana, Tax Anticipation Notes, Series                                             3,500     3,548
 2002, 3.00% 6/30/2003
Commonwealth of Massachusetts, G.O. Ref. Bonds                                               3,000     3,000
(Variable Rate Demand Bonds), 1.45% 2016 (3)
Massachusetts Bay Transportation Auth., General                                              5,000     5,000
Transportation System Bonds, Variable Rate Demand
Obligations, Series 2000, 1.25% 2030 (3)
City of Midlothian Industrial Dev. Corp., Texas,                                             1,900     1,900
Variable Rate Demand Pollution Control Revenue Bonds
 (Box-Crow Cement Company Project), 1.30% 2009 (3)
The Curators of the University of Missouri, Capital                                          4,000     4,055
 Projects Notes, Series FY 2002-2003, 3.00% 6/30/2003
State of New Jersey, Tax and Rev. Anticipation Notes,                                        1,500     1,519
 Series Fiscal 2003A, 3.00% 6/12/2003
State of New York, Metropolitan Transportation Auth.,                                        1,900     1,900
Transportation Rev. Bond Anticipation Notes, Series
 CP-1 Credit Enhanced, 1.35% 8/14/2002
State of Ohio, Solid Waste Rev. Ref. Bonds, Series                                           1,000     1,000
 2002 (BP Products North America Inc. Project- BP p.l.c.,
 Guarantor), AMT, 1.60% 2034 (3)
Salt River Project Agricultural, Arizona, Improvement and                                    1,500     1,500
 Power District, Promissory Notes, Series B, 1.35%
 8/20/2002 (4)
City of San Antonio, Water System Commercial Paper                                           3,700     3,700
 Notes, Series A, 1.30% 9/11/2002
State of Texas, G.O. Bonds, AMT, 1.40% 2032 (3)                                              7,000     7,000
State of Texas, Tax and Rev. Anticipation Notes,                                             9,800     9,809
 Series 2001A, 3.75% 8/29/2002 (4)
State of Texas, Lower Neches Valley Auth., Industrial                                        3,150     3,150
 Dev. Corp., Exempt Facs. Rev. Ref. Bonds (ExxonMobil
 Project), Series 2001, AMT, 1.50% 2029 (3)
State of Washington, Public Power Supply System, Project                                     3,900     3,900
 No. 1 Ref. Electric Rev. Bonds, Series 1993-1A,
 1.25% 2017 (3)
County of Will, Illinois, (ExxonMobil Project),
 Series 2001, AMT:(3)
 Environmental Facs. Rev. Bonds 1.50% 2026                                                   1,000     1,000
 Exempt Facs. Rev. Ref. Bonds 1.50% 2026                                                     1,400     1,400

                                                                                                      68,113

Total investment securities (cost: $882,684,000)                                                     888,355
Excess of cash and receivables over payables                                                          10,251

Net assets                                                                                          $898,606

(1) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Company not making interest payments;
    bankruptcy proceedings pending.
(3) Coupon rates may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dev. = Development
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue

American High-Income Municipal Bond Fund
Financial statements
Statement of assets and liabilities
at July 31, 2002
(dollars and shares in thousands,
except per-share amounts)

Assets:
 Investment securities at market (cost: $882,684)                                                 $888,355
 Cash                                                                                                  960
 Receivables for:
  Sales of fund's shares                                                                $2,850
  Interest                                                                              12,755      15,605
                                                                                                   904,920
Liabilities:
 Payables for:
  Purchases of investments                                                               2,794
  Repurchases of fund's shares                                                           1,541
  Dividends on fund's shares                                                             1,332
  Investment advisory services                                                             294
  Services provided by affiliates                                                          301
  Deferred Directors' compensation                                                          28
  Other fees and expenses                                                                   24       6,314
Net assets at July 31, 2002                                                                       $898,606

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                 $898,893
 Undistributed net investment income                                                                   551
 Accumulated net realized loss                                                                      (6,509)
 Net unrealized appreciation                                                                         5,671
Net assets at July 31, 2002                                                                       $898,606

Total authorized capital stock -
 200,000 shares, $.001 par value
                                                                                                 Net asset
                                                                                        Shares   value per
                                                                     Net assets    outstanding   share (1)

Class A                                                                $822,686         53,845      $15.28
Class B                                                                  31,035          2,031        15.28
Class C                                                                  28,343          1,855        15.28
Class F                                                                  12,468            816        15.28
Class R-5                                                                 4,074            267        15.28
(1) Maximum offering price and redemption price
 per share were equal to the net asset value
 per share for all share classes, except for
 Class A, for which the maximum offering price
 per share was $15.88.



See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2002

Investment income:
(dollars in thousands)

 Income:
  Interest                                                                                         $46,820

 Fees and expenses:
  Investment advisory services                                                          $3,065
  Distribution services                                                                  2,504
  Transfer agent services                                                                  207
  Administrative services                                                                   35
  Reports to shareholders                                                                   34
  Registration statement and prospectus                                                     73
  Postage, stationery and supplies                                                          18
  Directors' compensation                                                                   22
  Auditing and legal                                                                        42
  Custodian                                                                                 15
  State and local taxes                                                                     38
  Other                                                                                      4       6,057
 Net investment income                                                                              40,763


Net realized gain and unrealized
 depreciation on investments:
 Net realized gain on investments                                                                      229
 Net unrealized depreciation on investments                                                         (2,145)
   Net realized gain and
    unrealized depreciation on investments                                                          (1,916)
Net increase in net assets resulting
 from operations                                                                                   $38,847


See Notes to Financial Statements

(dollars in thousands)
Statement of changes in net assets

                                                                                    Year ended
                                                                                         31-Jul
                                                                                           2002        2001
Operations:
 Net investment income                                                                 $40,763     $32,944
 Net realized gain (loss) on investments                                                   229         (36)
 Net unrealized (depreciation) appreciation                                             (2,145)     19,734
    on investments
  Net increase in net assets
   resulting from operations                                                            38,847      52,642

  Dividends from net investment income                                                 (40,707)    (33,062)
  paid to shareholders

Capital share transactions                                                             233,503      95,766

Total increase in net assets                                                           231,643     115,346

Net assets:
 Beginning of year                                                                     666,963     551,617
 End of year (including
  undistributed
  net investment income: $551 and $707,
  respectively)                                                                       $898,606    $666,963


See Notes to Financial Statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (Class R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:


SHARE CLASS             INITIAL SALES     CONTINGENT DEFERRED SALES       CONVERSION FEATURE
                        CHARGE            CHARGE UPON REDEMPTION

Class A                 Up to 3.75%       None                            None

Class B                 None              Declines from 5% to zero        Class B converts to Class A
                                          for redemptions within          after eight years
                                          six years of purchase

Class C                 None              1% for redemptions within       Class C converts to Class F
                                          one year of purchase            after 10 years

Class F                 None              None                            None

Class R-5               None              None                            None



Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

On August 1, 2001, the fund began amortizing market discount daily over the expected life of fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the fund's net asset value. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the fund on August 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. As of July 31, 2002, there were no material differences between book and tax reporting. As of July 31, 2002, the cost of investment securities, for federal income tax purposes was $882,684,000.

During the year ended July 31, 2002, the fund reclassified $178,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                              (dollars in thousands)

Undistributed net investment income                           $1,388

Short-term and long-term capital loss deferrals               (6,509)

Gross unrealized appreciation                                 31,659

Gross unrealized depreciation                                 (25,988)


Short-term and long-term capital loss deferrals above include capital loss carryforwards of $6,123,000 and $385,000 expiring in 2009 and 2008, respectively, which were reduced by the utilization of a capital loss carryforward of $112,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses, which were realized during the period November 1, 2001, through July 31, 2002.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended July 31, 2002
                                                  Distributions
                                                           from
                                                       ordinary                 Distributions
                                                         income                          from
                                                            Net   Short-term        long-term            Total
                                                     investment      capital          capital    distributions
Share class                                             income         gains            gains             paid
Class A                                             $    38,810          -                -        $         1
Class B                                                     949          -                -                949
Class C                                                     626          -                -                626
Class F                                                     313          -                -                313
Class R-5(1)                                                  9          -                -                  9
Total                                               $    40,707          -                -        $    40,707

Year ended July 31, 2001
                                                  Distributions
                                                           from
                                                       ordinary                 Distributions
                                                         income                          from
                                                            Net   Short-term        long-term            Total
                                                     investment      capital          capital    distributions
Share class                                             income         gains            gains             paid
Class A                                             $    32,744          -                -        $    32,744
Class B                                                     270          -                -                270
Class C(2)                                                   33          -                -                 33
Class F(2)                                                   15          -                -                 15
Total                                               $    33,062          -                -        $    33,062

(1) Class R-5 shares were offered
 beginning July 15, 2002.
(2) Class C and Class F shares were
 offered beginning March 15, 2001.


Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.30% on the first $60 million of daily net assets and 0.21% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 3.00% of the fund's monthly gross investment income. For the year ended July 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.406% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

SHARE CLASS                      CURRENTLY APPROVED LIMITS                PLAN LIMITS

Class A                          0.30%                                    0.30%

Class B                          1.00                                     1.00

Class C                          1.00                                     1.00

Class F                          0.25                                     0.50


All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $522,000 for Class A.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts payable for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2002, were as follows (dollars in thousands):

SHARE CLASS                DISTRIBUTION         TRANSFER AGENT SERVICES      ADMINISTRATIVE SERVICES
                           SERVICES

Class A                    $2,146               $200                         Not applicable

Class B                     204                  7                           Not applicable

Class C                     139                 Included                     $23
                                                in
                                                administrative
                                                services

Class F                     15                                                12

Class R-5                  Not applicable                                    -*


*Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended July 31, 2002
Share class


                                                                                          Sales (1)
                                                                                             Amount      Shares
Class A                                                                              $      374,605      24,653
Class B                                                                                      23,325       1,535
Class C                                                                                      26,840       1,767
Class F                                                                                      14,004         922
Class R-5(2)                                                                                  4,076         267
Total net increase (decrease) in fund                                                $      442,850      29,144

                                                                                      Reinvestments
                                                                                   of dividends and
                                                                                      distributions
                                                                                             Amount      Shares
Class A                                                                              $       24,323       1,600
Class B                                                                                         604          40
Class C                                                                                         406          27
Class F                                                                                         233          15
Class R-5(2)                                                                                      4         -*
Total net increase (decrease) in fund                                                $       25,570       1,682



                                                                                    Repurchases (1)
                                                                                             Amount      Shares
Class A                                                                              $     (224,564)    (14,783)
Class B                                                                                      (3,846)       (254)
Class C                                                                                      (3,195)       (211)
Class F                                                                                      (3,312)       (218)
Class R-5(2)                                                                                    -           -
Total net increase (decrease) in fund                                                $     (234,917)    (15,466)


                                                                                                Net
                                                                                           increase
                                                                                             Amount      Shares
Class A                                                                              $      174,364      11,470
Class B                                                                                      20,083       1,321
Class C                                                                                      24,051       1,583
Class F                                                                                      10,925         719
Class R-5(2)                                                                                  4,080         267
Total net increase (decrease) in fund                                                $      233,503      15,360


Year ended July 31, 2001
Share class


                                                                                          Sales (1)
                                                                                             Amount      Shares
Class A                                                                              $      199,249      13,256
Class B                                                                                       9,884         656
Class C(3)                                                                                    4,325         285
Class F(3)                                                                                    2,407         159
Total net increase (decrease) in fund                                                $      215,865      14,356

                                                                                      Reinvestments
                                                                                   of dividends and
                                                                                      distributions
                                                                                             Amount      Shares
Class A                                                                              $       20,047       1,332
Class B                                                                                         199          13
Class C(3)                                                                                       22           1
Class F(3)                                                                                       12           1
Total net increase (decrease) in fund                                                $       20,280       1,347



                                                                                    Repurchases (1)
                                                                                             Amount      Shares
Class A                                                                              $     (138,032)     (9,188)
Class B                                                                                      (1,171)        (78)
Class C(3)                                                                                     (221)        (14)
Class F(3)                                                                                     (955)        (63)
Total net increase (decrease) in fund                                                $     (140,379)     (9,343)


                                                                                                Net
                                                                                           increase
                                                                                             Amount      Shares
Class A                                                                              $       81,264       5,400
Class B                                                                                       8,912         591
Class C(3)                                                                                    4,126         272
Class F(3)                                                                                    1,464          97
Total net increase (decrease) in fund                                                $       95,766       6,360

*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class R-5 shares were offered beginning July 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of July 31, 2002, the total value of restricted securities was $12,792,000, which represents 1.42% of the net assets of the fund.

6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $274,429,000 and $81,724,000, respectively, during the year ended July 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2002, the custodian fee of $15,000 includes $3,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights (1)





                                                                                Net asset
                                                                                    value,
                                                                                 beginning
                                                                                 of period
Class A:
 Year ended 7/31/2002                                                               $15.35
 Year ended 7/31/2001                                                                 14.87
 Year ended 7/31/2000                                                                 15.49
 Year ended 7/31/1999                                                                 16.12
 Year ended 7/31/1998                                                                 15.90
Class B:
 Year ended 7/31/2002                                                                 15.35
 Year ended 7/31/2001                                                                 14.87
 Period from 3/15/2000 to 7/31/2000                                                   14.79
Class C:
 Year ended 7/31/2002                                                                 15.35
 Period from 3/15/2001 to 7/31/2001                                                   15.11
Class F:
 Year ended 7/31/2002                                                                 15.35
 Period from 3/19/2001 to 7/31/2001                                                   15.12
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                   15.30

                                                                                    Income
                                                                                      from
                                                                                investment
                                                                            operations (2)
                                                                                                          Net
                                                                                                (losses) gains
                                                                                      Net        on securities      Total from
                                                                                investment      (both realized       investment
                                                                                    income     and unrealized)       operations
Class A:
 Year ended 7/31/2002                                                                 $.84               $(.08)            $.76
 Year ended 7/31/2001                                                                  .83                 .48             1.31
 Year ended 7/31/2000                                                                  .82                (.58)             .24
 Year ended 7/31/1999                                                                  .81                (.54)             .27
 Year ended 7/31/1998                                                                  .84                 .26             1.10
Class B:
 Year ended 7/31/2002                                                                  .73                (.08)             .65
 Year ended 7/31/2001                                                                  .71                 .50             1.21
 Period from 3/15/2000 to 7/31/2000                                                    .23                 .14              .37
Class C:
 Year ended 7/31/2002                                                                  .71                (.08)             .63
 Period from 3/15/2001 to 7/31/2001                                                    .25                 .25              .50
Class F:
 Year ended 7/31/2002                                                                  .82                (.08)             .74
 Period from 3/19/2001 to 7/31/2001                                                    .26                 .25              .51
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                    .03                (.02)             .01


                                                                                 Dividends
                                                                                       and
                                                                             distributions

                                                                                 Dividends
                                                                                 (from net       Distributions
                                                                                investment       (from capital            Total
                                                                                   income)              gains)    distributions
Class A:
 Year ended 7/31/2002                                                                $(.83)    $      -                   $(.83)
 Year ended 7/31/2001                                                                 (.83)                  -             (.83)
 Year ended 7/31/2000                                                                 (.83)               (.03)            (.86)
 Year ended 7/31/1999                                                                 (.82)               (.08)            (.90)
 Year ended 7/31/1998                                                                 (.84)               (.04)            (.88)
Class B:
 Year ended 7/31/2002                                                                 (.72)                  -             (.72)
 Year ended 7/31/2001                                                                 (.73)                  -             (.73)
 Period from 3/15/2000 to 7/31/2000                                                   (.29)                  -             (.29)
Class C:
 Year ended 7/31/2002                                                                 (.70)                  -             (.70)
 Period from 3/15/2001 to 7/31/2001                                                   (.26)                  -             (.26)
Class F:
 Year ended 7/31/2002                                                                 (.81)                  -             (.81)
 Period from 3/19/2001 to 7/31/2001                                                   (.28)                  -             (.28)
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                   (.03)                  -             (.03)



                                                                                Net asset                           Net assets,
                                                                                value, end              Total     end of period
                                                                                 of period          return (3)    (in millions)
Class A:
 Year ended 7/31/2002                                                               $15.28                5.10%            $823
 Year ended 7/31/2001                                                                15.35                9.14               650
 Year ended 7/31/2000                                                                14.87                1.61               550
 Year ended 7/31/1999                                                                15.49                1.63               564
 Year ended 7/31/1998                                                                16.12                7.05               464
Class B:
 Year ended 7/31/2002                                                                15.28                4.37                31
 Year ended 7/31/2001                                                                15.35                8.45                11
 Period from 3/15/2000 to 7/31/2000                                                  14.87                3.16                 2
Class C:
 Year ended 7/31/2002                                                                15.28                4.22                28
 Period from 3/15/2001 to 7/31/2001                                                  15.35                3.34                 4
Class F:
 Year ended 7/31/2002                                                                15.28                4.96                13
 Period from 3/19/2001 to 7/31/2001                                                  15.35                3.43                 1
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                  15.28                 .09                 4

                                                                                 Ratio of            Ratio of
                                                                                  expenses          net income
                                                                                to average          to average
                                                                                net assets          net assets
Class A:
 Year ended 7/31/2002                                                                  .77%               5.43%
 Year ended 7/31/2001                                                                  .80                5.50
 Year ended 7/31/2000                                                                  .80                5.53
 Year ended 7/31/1999                                                                  .78                5.09
 Year ended 7/31/1998                                                                  .79                5.19
Class B:
 Year ended 7/31/2002                                                                 1.47                4.68
 Year ended 7/31/2001                                                                 1.48                4.72
 Period from 3/15/2000 to 7/31/2000                                                    .55                1.77
Class C:
 Year ended 7/31/2002                                                                 1.59                4.53
 Period from 3/15/2001 to 7/31/2001                                                    .59                1.75
Class F:
 Year ended 7/31/2002                                                                  .88                5.26
 Period from 3/19/2001 to 7/31/2001                                                    .35                1.88
Class R-5:
 Period from 7/15/2002 to 7/31/2002                                                    .02                 .23


Supplemental data - all classes
Year ended July 31                                                                    2002                2001             2000

                                                                                        12%                 18%              33%
Portfolio turnover rate
                                                                                      1999                1998

                                                                                        17%                 16%



(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.

Report of Independent Accountants

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund, Inc. (the "Fund") at July 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002, by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California

August 31, 2002

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income qualify as exempt-interest dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

NAME AND AGE                      YEAR           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                                  FIRST
                                  ELECTED
                                  A
                                  DIRECTOR
                                  OF THE
                                  FUND/1/

AMBASSADOR                        1999           Corporate director and author; former U.S.
RICHARD G. CAPEN, JR., 68                        Ambassador to Spain; former Vice Chairman,
                                                 Knight-Ridder, Inc.; former Chairman and
                                                 Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 69         1994           Private investor; former President and CEO, The
                                                 Mission Group (non-utility holding company,
                                                 subsidiary of Southern California Edison Company)

DIANE C. CREEL, 53                1994           President and CEO, The Earth Technology
                                                 Corporation (international consulting
                                                 engineering)

MARTIN FENTON, 67                 1994           Managing Director, Senior Resource Group LLC
                                                 (development and management of senior living
                                                 communities)

LEONARD R. FULLER, 56             1994           President, Fuller Consulting (financial
                                                 management consulting firm)

RICHARD G. NEWMAN, 67             1994           Chairman of the Board and CEO, AECOM Technology
                                                 Corporation (engineering, consulting and
                                                 professional services)

FRANK M. SANCHEZ, 58              1999           Chairman of the Board and CEO, The Sanchez Family
                                                 Corporation dba McDonald's Restaurants
                                                 (McDonald's licensee)



"NON-INTERESTED" DIRECTORS

NAME AND AGE                     NUMBER OF           OTHER DIRECTORSHIPS/3/ HELD BY DIRECTOR
                                 BOARDS WITHIN
                                 THE FUND
                                 COMPLEX/2/
                                 ON WHICH
                                 DIRECTOR
                                 SERVES

AMBASSADOR                       14                  Carnival Corporation
RICHARD G. CAPEN, JR., 68

H. FREDERICK CHRISTIE, 69        19                  Ducommun Incorporated; IHOP Corporation;
                                                     Southwest Water Company; Valero L.P.

DIANE C. CREEL, 53               12                  Allegheny Technologies; BF Goodrich; Teledyne
                                                     Technologies

MARTIN FENTON, 67                16                  None

LEONARD R. FULLER, 56            14                  None

RICHARD G. NEWMAN, 67            13                  Southwest Water Company

FRANK M. SANCHEZ, 58             12                  None


"INTERESTED" DIRECTORS/4/

NAME, AGE AND POSITION           YEAR             PRINCIPAL OCCUPATION(S) DURING PAST FIVE
WITH FUND                        FIRST            YEARS AND POSITIONS HELD WITH AFFILIATED
                                 ELECTED          ENTITIES OR THE PRINCIPAL UNDERWRITER OF
                                 A                THE FUND
                                 DIRECTOR
                                 OR
                                 OFFICER
                                 OF THE
                                 FUND/1/

PAUL G. HAAGA, JR., 53           1994             Executive Vice President and Director, Capital
Chairman of the Board                             Research and Management Company; Director,
                                                  American Funds Distributors, Inc.;/5/ Director,
                                                  The Capital Group Companies, Inc./5/

ABNER D. GOLDSTINE, 72           1994             Senior Vice President and Director, Capital
Vice Chairman of the                              Research and Management Company
Board

MARK R. MACDONALD, 43            2000             Vice President - Investment Management Group,
President                                         Capital Research and Management Company


"Interested" Directors/4/

NAME, AGE AND POSITION WITH FUND                       NUMBER OF BOARDS         OTHER
                                                       WITHIN THE FUND          DIRECTORSHIPS/3/
                                                       COMPLEX/2/ ON            HELD BY DIRECTOR
                                                       WHICH DIRECTOR
                                                       SERVES

PAUL G. HAAGA, JR., 53                                 17                       None
Chairman of the Board

ABNER D. GOLDSTINE, 72                                 12                       None
Vice Chairman of the Board

MARK R. MACDONALD, 43                                  1                        None
President


The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.

/1/Directors and officers of the fund serve until their resignation, removal or retirement.
/2/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(r) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations. /3/This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

NAME, AGE AND                    YEAR           PRINCIPAL OCCUPATION(S) DURING PAST FIVE
POSITION WITH FUND               FIRST          YEARS AND POSITIONS HELD WITH AFFILIATED
                                 ELECTED        ENTITIES OR THE PRINCIPAL UNDERWRITER OF
                                 AN             THE FUND
                                 OFFICER
                                 OF THE
                                 FUND/1/

NEIL L. LANGBERG, 49             1994           Vice President - Investment Management Group,
Senior Vice President                           Capital Research and Management Company

MICHAEL J. DOWNER, 47            1994           Vice President and Secretary, Capital Research and
Vice President                                  Management Company; Secretary, American Funds
                                                Distributors, Inc.;/5/ Director, Capital Bank and
                                                Trust Company/5/

BRENDA S. ELLERIN, 39            2001           Senior Vice President and Director, Capital
Vice President                                  Research Company/5/

DAVID A. HOAG, 37                2001           Senior Vice President, Capital Research Company/5/
Senior Vice President

EDWARD B. NAHMIAS, 50            1999           Vice President and Director, Capital Research
Vice President                                  Company/5/

JULIE F. WILLIAMS, 54            1994           Vice President - Fund Business Management Group,
Secretary                                       Capital Research and Management Company

ANTHONY W. HYNES, JR., 39        1994           Vice President - Fund Business Management Group,
Treasurer                                       Capital Research and Management Company

KIMBERLY S. VERDICK, 37          1994           Assistant Vice President - Fund Business
Assistant Secretary                             Management Group, Capital Research and Management
                                                Company

SUSI M. SILVERMAN, 32            2001           Vice President - Fund Business Management Group,
Assistant Treasurer                             Capital Research and Management Company



OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-3405

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in American High-Income Municipal Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.11%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(sm)]

The right choice for the long term(sm)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

FOCUS: a long-term approach with attention to risk

REACH: an unparalleled global research effort

PERSPECTIVE: a unique method of portfolio management

EXPERIENCE: investment professionals on the job an average of 19 years

VALUE: a commitment to low operating expenses


29 mutual funds, consistent philosophy, consistent results

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(r)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
 The Income Fund of America(r)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S.Treasury Money Fund of America(sm)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AHIM-011-0902
Litho in USA AGD/INS/5800
(c)2002 American Funds Distributors, Inc.
Printed on recycled paper